UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by American Public Education, Inc. (the “Company”) on September 2, 2021 (the “Initial Form 8-K”) relating to the completed acquisition of Rasmussen, LLC by the Company.

This Amendment amends the Initial Form 8-K to include the historical financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited consolidated balance sheets of Rasmussen as of December 31, 2020 and December 31, 2019, and the related consolidated statements of income, stockholder’s equity and cash flows for each of the two years in the period ended December 31, 2020, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Unaudited interim consolidated financial statements of Rasmussen as of and for the six months ended June 30, 2021 and June 30, 2020 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial information of the Company and Rasmussen as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated October 28, 2020, by and among American Public Education, Inc., FAH Education, LLC, Rasmussen, LLC, and Rasmussen College, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K (File No. 001-33810) filed with the Securities and Exchange Commission on October 29, 2020).

10.1	Credit Agreement, dated September 1, 2021, by and among American Public Education, Inc., the Lenders and Issuing Banks from time to time party thereto, Macquarie Capital Funding LLC, Macquarie Capital (USA) Inc., and Truist Securities, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-33810) filed with the Securities and Exchange Commission on September 2, 2021). *

10.2	Collateral Agreement, dated September 1, 2021, by and among American Public Education, Inc., Macquarie Capital Funding LLC, as administrative agent and collateral agent and the Guarantors from time to time party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-33810) filed with the Securities and Exchange Commission on September 2, 2021). *

23.1	Consent of McClintock & Associates, independent auditor to Rasmussen, LLC.

99.1	American Public Education, Inc. press release dated September 2, 2021 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-33810) furnished with the Securities and Exchange Commission on September 2, 2021).

99.2	Audited consolidated balance sheets of Rasmussen, LLC as of December 31, 2020 and December 31, 2019, and the related consolidated statements of income, stockholder’s equity and cash flows for each of the two years in the period ended December 31, 2020.

99.3	Unaudited interim consolidated financial statements of Rasmussen, LLC as of and for the six months ended June 30, 2021 and June 30, 2020.

99.4	Unaudited pro forma condensed combined financial information of the Company and Rasmussen, LLC as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and schedules to this agreement have been omitted as permitted under Item 601 of Regulation S-K and will be furnished supplementally upon request to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	November 17, 2021	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr., Executive Vice President and Chief Financial Officer